AMENDMENT NO. 1
                   DOWNEY SAVINGS AND LOAN ASSOCIATION, F. A.
                     EMPLOYEES' RETIREMENT AND SAVINGS PLAN
                          (October 1, 1997 Restatement)

                                AMENDMENT NO. 1,
                     EFFECTIVE AND ADOPTED JANUARY 28, 1998

WHEREAS, the Board of Directors of Downey Savings and Loan Association, F. A., has been advised that Article XII, of the Downey Savings and Loan Association,
F. A. Employees' Retirement and Savings Plan (herein the "401(k) Plan"), provides special rules applicable to all loans made to Eligible Employees under the 401(k) Plan; and

WHEREAS, Section 12.6 (c) provides that a Participant may not apply for more than one loan during the Plan Year, and;

WHEREAS, Section 12.6 (c), provides that a Participant with an outstanding loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or attain a second loan for the purpose of paying off an existing loan obtained under the 401(k) Plan.

WHEREAS, the Board of Directors has determined that it is in the best interest of Participants to permit Participants to obtain more than one loan in a Plan Year, provided a Participant may not apply for more than two (2) loans during the Plan Year and may not have more than one loan outstanding at any time during the Plan Year and provided further that the second loan obtained during the Plan Year may not be for the purpose of paying off an existing loan obtained under the 401(k) Plan.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that Section 12.6 (c) of the 401(k) Plan be amended to read in its entirety as follows (the Amendment):

Section 12.6 - Special Rules Applicable to Loans

     (c) Maximum Number of Outstanding Loans: A Participant with an outstanding loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or attain a second loan for the purpose of paying off the existing loan. A Participant may not apply for more than two (2) loans during the Plan Year. The provisions of this paragraph shall not apply to any loans made prior to the effective date of this amendment and restatement; provided, however, that a Participant may not apply for a new loan hereunder until all outstanding loans made to the Participant prior to the effective date of this amendment and restatement have been paid in full.

IN WITNESS WHEREOF, Downey Savings and Loan Association, F. A., has caused this Amendment No. 1 to be executed by its duly authorized officers.

Sponsor
Downey Savings and Loan Association, F. A.

By:             /s/ Jolene M. Wryn
       -------------------------------------
Title: JoLene M. Wryn, Senior Vice President, Director of Human Resources